                                                                    Exhibit 10.7

                                 THIRD AMENDMENT

       THIRD AMENDMENT, dated as of November 20, 2002 (this "Third Amendment"), to the Amended and Restated Credit Agreement, dated as of March 21, 2000, as amended (so amended, the "Credit Agreement"), among CONCENTRA INC. (f/k/a Concentra Managed Care, Inc.), a Delaware corporation ("Holdings"), CONCENTRA OPERATING CORPORATION, a Nevada corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the "Lenders"), JPMorgan Chase Bank, as administrative agent (the "Administrative Agent"), FLEET NATIONAL BANK, as documentation agent (the "Documentation Agent"), and CREDIT SUISSE FIRST BOSTON, as syndication agent (the "Syndication Agent").

                              W I T N E S S E T H:

       WHEREAS, Holdings, the Borrower, the Lenders, the Administrative Agent, the Documentation Agent and the Syndication Agent are parties to the Credit Agreement;

       WHEREAS, Holdings and the Borrower have requested that the Lenders amend certain provisions in the Credit Agreement in the manner provided for herein; and

       WHEREAS, the Required Lenders have consented to the requested amendments to certain provisions of the Credit Agreement on and subject to the terms and conditions as set forth herein.

       NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

   I. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

   II. Amendments to the Credit Agreement. The parties hereto agree that the Credit Agreement shall be amended as follows:

       1. Amendments to Section 7.1 (Financial Condition Covenants). (a) Section 7.1(a) of the Credit Agreement is hereby amended by (i) deleting the portion of the table appearing therein relating to the fiscal quarters set forth below and substituting in lieu thereof the following:

         Fiscal Quarter                            Consolidated Leverage Ratio
         --------------                            ---------------------------
        December 31, 2002                                 4.40 to 1.00
         March 31, 2003                                   4.40 to 1.00
          June 30, 2003                                   4.30 to 1.00
       September 30, 2003                                 4.10 to 1.00
        December 31, 2003                                 3.80 to 1.00
         March 31, 2004                                   3.70 to 1.00
          June 30, 2004                                   3.60 to 1.00
       September 30, 2004                                 3.50 to 1.00

         Fiscal Quarter                            Consolidated Leverage Ratio
         --------------                            ---------------------------
        December 31, 2004                                 3.40 to 1.00
         March 31, 2005                                   3.30 to 1.00
          June 30, 2005                                   3.20 to 1.00
     Each Quarter thereafter                              3.00 to 1.00

and (ii) deleting the proviso appearing therein and substituting in lieu thereof the following:

     ; provided, that for purposes of the reference to Section 7.1 in Section 7.8A(b) and in the definition of "Permitted Acquisition" in Section 1.1 only, the Consolidated Leverage Ratio requirement as of the last day of the fiscal quarter of the Borrower ending September 30, 2002, will be deemed to be 4.40 to 1.00 and will be calculated to give pro forma effect in the determination of Consolidated Total Debt to the prepayment of the Term Loans contemplated by Section IIIC. of the Third Amendment dated as of November 20, 2002 to this Agreement.

     (b) Section 7.1(b) of the Credit Agreement is hereby amended by (i) deleting the portion of the table appearing therein relating to the fiscal quarters set forth below and substituting in lieu thereof the following:

                                                      Consolidated Interest
                                                      ---------------------
         Fiscal Quarter                                  Coverage Ratio
         --------------                                  --------------
        December 31, 2002                                 1.80 to 1.00
         March 31, 2003                                   1.90 to 1.00
          June 30, 2003                                   2.00 to 1.00
       September 30, 2003                                 2.25 to 1.00
        December 30, 2003                                 2.35 to 1.00
         March 31, 2004                                   2.50 to 1.00
          June 30, 2004                                   2.60 to 1.00
       September 30, 2004                                 2.75 to 1.00
        December 31, 2004                                 2.85 to 1.00
         March 31, 2005                                   2.95 to 1.00
          June 30, 2005                                   3.10 to 1.00
     Each Quarter thereafter                              4.00 to 1.00

and (ii) deleting the proviso appearing therein and substituting in lieu thereof the following:

     ; provided, that for purposes of the reference to Section 7.1 in Section 7.8A(b) and in the definition of "Permitted Acquisition" in Section 1.1 only, the Consolidated Interest Coverage Ratio requirement as of the last day of the fiscal quarter of the Borrower ending September 30, 2002, will be deemed to be 1.80 to 1.00.

   III. Conditions Precedent. This Third Amendment shall become effective as of the date on which each of the conditions precedent set forth below shall have been satisfied or waived (the date all such conditions are fulfilled, the "Third Amendment Effective Date"):

         A. Holdings, the Borrower, the Administrative Agent and the Required Lenders shall have executed and delivered this Third Amendment and the Subsidiary Guarantors shall have consented to this Third Amendment.

         B. The Administrative Agent shall have received, to the extent that it has not theretofore received, a certificate of the Secretary or Assistant Secretary of each of Holdings and the Borrower as to the incumbency and signature of each of the officers signing this Third Amendment, and any other instrument or document delivered by Holdings and the Borrower in connection herewith, together with evidence of the incumbency of such Secretary or Assistant Secretary.

         C. Holdings shall have received $25,000,000 in gross equity proceeds from the issuance of equity to Permitted Investors and other current shareholders, all of the proceeds of which shall have been contributed to the Borrower and the Borrower shall have prepaid $25,000,000 of the principal amount of the Term Loans as a mandatory prepayment, and to the extent not required as such, as an optional prepayment.

     IV. General.

         A. Representation and Warranties. To induce the Administrative Agent and the Lenders parties hereto to enter into this Third Amendment, Holdings and the Borrower hereby jointly and severally represent and warrant to the Administrative Agent and Lenders parties hereto as of the Third Amendment Effective Date that:

          1. Power; Authorization; Enforceable Obligations.

          a. Each of Holdings and the Borrower has the corporate power and authority, and the legal right, to make, deliver and perform this Third Amendment, and to perform the Loan Documents, to which it is a party, as amended by this Third Amendment, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Third Amendment and the performance of such Loan Documents, as so amended.

          b. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Third Amendment, or the Loan Documents to which it is a party, as amended by this Third Amendment, except for consents, authorizations, filings and notices which have been obtained or made and are in full force and effect.

          c. This Third Amendment has been duly executed and delivered on behalf of Holdings and the Borrower.

          d. This Third Amendment and the Loan Documents to which Holdings or the Borrower is a party, as amended by this Third Amendment, each, constitutes a legal, valid and binding obligation of Holdings and the Borrower, as the case may be, enforceable against each of Holdings and the Borrower, as the case may be, in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

         2. No Legal Bar. The execution, delivery and performance of this Third Amendment and the performance of the Loan Documents to which Holdings or the Borrower, as the case may be, is a party, as amended by this Third Amendment, (a) will not violate or conflict with any Requirement of Law or any material Contractual Obligation of Holdings, the Borrower or any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation.

         3. No Change. Since December 31, 2001 there has been no development or event that has had or is reasonably expected to have a Material Adverse Effect.

         4. Representations and Warranties in Loan Documents. The representations and warranties made by each Loan Party in each Loan Document to which it is a party and herein are true and correct on and as of the Third Amendment Effective Date, before and after giving effect to the effectiveness of this Third Amendment, as if made on and as of the Third Amendment Effective Date, except to the extent that any such representation or warranty is expressly limited by its terms to an earlier date.

         B. Continuing Effect of Loan Documents. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.

         C. Fee. The Borrower agrees to pay to each Lender which executes and delivers this Third Amendment prior to 5:00 p.m., New York City time, November 20, 2002, a fee agreed to between the Borrower and the Administrative Agent, such fee to be earned as of the Effective Date and payable within 5 Business Days of such date, provided, that this Third Amendment has then become effective in accordance with the terms hereof. The parties hereto agree that failure by the Borrower to pay such fee in full on or before the date when due will be considered an Event of Default under the Credit Agreement.

         D. Expenses. The Borrower agrees to pay to the Administrative Agent and the Lenders parties hereto all fees as set forth herein and to reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Third Amendment and any other documents prepared in connection herewith, including the reasonable fees and expenses of its counsel.

         E. GOVERNING LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         F. Counterparts. This Third Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument. This

Third Amendment may be delivered by facsimile transmission of the relevant signature pages thereof.

            [The remainder of this page is intentionally left blank.]

     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

                           CONCENTRA INC.


                           By:          /s/  Thomas E. Kiraly
                                    --------------------------------
                           Name:    Thomas E. Kiraly
                           Title:   Executive Vice President and Chief
                                    Financial Officer

                           CONCENTRA OPERATING CORPORATION


                           By:          /s/  Thomas E. Kiraly
                                    --------------------------------
                           Name:    Thomas E. Kiraly
                           Title:   Executive Vice President and Chief
                                    Financial Officer


                           JPMORGAN CHASE BANK, as Administrative Agent and as a Lender


                           By:          /s/ Dawn Lee Lum
                                    --------------------------------
                           Name:    Dawn Lee Lum
                           Title:   Vice President

                                 APEX (IDM) CDO I, LTD.

                                 By:      David L. Babson & Company Inc. as
                                          Collateral Manager


                                 By:               /s/ MARY ANN MCCARTHY
                                          -------------------------------------
                                 Name:    Mary Ann McCarthy
                                 Title:   Managing Director



                                 BALLYROCK CDO I LIMITED


                                 By:               /s/ LISA RYMUT
                                          -------------------------------------
                                 Name:    Lisa Rymut
                                 Title:   Assistant Treasurer



                                 APEX (TRIMARAN) CDO I, LTD.

                                 By:      Trimaran Advisors L.L.C.

                                 By:               /s/ DAVID M. MILLISON
                                          -------------------------------------
                                 Name:    David M. Millison
                                 Title:   Managing Director



                                 THE BANK OF NOVA SCOTIA


                                 By:               /s/ MARK SPARROW
                                          -------------------------------------
                                 Name:    Mark Sparrow
                                 Title:   Director



                                 BIG SKY SENIOR LOAN FUND, LTD.

                                 By:      Eaton Vance Management as Investment
                                          Advisor

                                 By:               /s/ PAYSON F. SWAFFIELD
                                          -------------------------------------
                                 Name:    Payson F. Swaffield
                                 Title:   Vice President



                                 BLACK ROCK SENIOR LOAN TRUST


                                 By:               /s/ M. WILLIAMS
                                          -------------------------------------
                                 Name:    M. Williams
                                 Title:   Director



                                 MAGNETITE ASSET INVESTORS, LLC


                                 By:               /s/ M. WILLIAMS
                                           ------------------------------------
                                 Name:    M. Williams
                                 Title:   Director



                                 SENIOR LOAN FUND


                                 By:               /s/ M. WILLIAMS
                                          -------------------------------------
                                 Name:    M. Williams
                                 Title:   Director



                                 MAGNETITE CLO IV, LLC


                                 By:               /s/ M. WILLIAMS
                                          -------------------------------------
                                 Name:    M. Williams
                                 Title:   Director

                                 MAGNETITE ASSET INVESTORS III, LLC


                                 By:               /s/ M. WILLIAMS
                                          -------------------------------------
                                 Name:    M. Williams
                                 Title:   Director



                                 BNP PARIBAS


                                 By:               /s/ BROCK HARRIS
                                          -------------------------------------
                                 Name:    Brock Harris
                                 Title:   Director



                                 By:               /s/ BRETT MEHLMAN
                                          -------------------------------------
                                 Name:    Brett Mehlman
                                 Title:   Director



                                 SANKATY ADVISORS, INC, as
                                 Collateral Manager for
                                 Brant Point CBO 1999-1 LTD,
                                 as Term Lender


                                 By:               /s/ DIANE J. EXTER
                                          -------------------------------------
                                 Name:    Diane J. Exter
                                 Title:   Managing Director
                                          Portfolio Manager



                                 SANKATY ADVISORS, LLC, as
                                 Collateral Manager for
                                 Brant Point II CBO 2000-1
                                 LTD, as Term Lender


                                 By:               /s/ DIANE J. EXTER
                                          -------------------------------------
                                 Name:    Diane J. Exter
                                 Title:   Managing Director
                                          Portfolio Manager

                                 CANYON CAPITAL CDO 2001-1 LTD.,
                                 an exempted limited liability company
                                 incorporated under the law of the Cayman
                                 Islands

                                 By:      Canyon Capital Advisors LLC,
                                          a Delaware limited liability company,
                                          its Collateral Manager


                                 By:               /s/ R. CHRISTIAN B. EVENSEN
                                          -------------------------------------
                                 Name:    R. Christian B. Evensen
                                 Title:   Managing Partner



                                 CANYON CAPITAL CDO 2002-1 LTD.,
                                 an exempted limited liability company
                                 incorporated under the law of the Cayman
                                 Islands

                                 By:      Canyon Capital Advisors LLC,
                                          a Delaware limited liability company,
                                          its Collateral Manager


                                 By:               /s/ R. CHRISTIAN B. EVENSEN
                                          -------------------------------------
                                 Name:    R. Christian B. Evensen
                                 Title:   Managing Partner



                                 CARLYLE HIGH YIELD PARTNERS, L.P.


                                 By:               /s/ LINDA PACE
                                          -------------------------------------
                                 Name:    Linda Pace
                                 Title:   Principal

                                 CARLYLE HIGH YIELD PARTNERS II, LTD.


                                 By:               /s/ LINDA PACE
                                          -------------------------------------
                                 Name:    Linda Pace
                                 Title:   Principal



                                 CARLYLE HIGH YIELD PARTNERS III, LTD.


                                 By:               /s/ LINDA PACE
                                          -------------------------------------
                                 Name:    Linda Pace
                                 Title:   Principal



                                 CARLYLE HIGH YIELD PARTNERS IV, LTD.


                                 By:               /s/ LINDA PACE
                                          -------------------------------------
                                 Name:    Linda Pace
                                 Title:   Principal



                                 SANKATY ADVISORS, LLC, as
                                 Collateral Manager for Castle Hill I - INGOTS, Ltd., as Term Lender


                                 By:               /s/ DIANE J. EXTER
                                          -------------------------------------
                                 Name:    Diane J. Exter
                                 Title:   Managing Director, Portfolio Manager



                                 SANKATY ADVISORS, LLC, as
                                 Collateral Manager for
                                 Castle Hill II- INGOTS,
                                 Ltd., as Term Lender
                                 SANKATY ADVISORS, INC, as
                                 Collateral Manager for
                                 Brant Point CBO 1999-1 LTD,
                                 as Term Lender

                                 By:               /s/ DIANE J. EXTER
                                          -------------------------------------
                                 Name:    Diane J. Exter
                                 Title:   Managing Director
                                          Portfolio Manager



                                 CONSTANTINUS EATON VANCE CDO V, LTD.

                                 By: Eaton Vance Management, as Investment Advisors


                                 By:               /s/ PAYSON F. SWAFFIELD
                                          -------------------------------------
                                 Name:    Payson F. Swaffield
                                 Title:   Vice President



                                 CREDITANSTALT-BANKVEREIN


                                 By:               /s/ AJAY NANDA
                                          -------------------------------------
                                 Name:    Ajay Nanda
                                 Title:   Associate Director

                                 By:               /s/ TIMOTHY L. HARROD
                                          -------------------------------------
                                 Name:    Timothy L. Harrod
                                 Title:   Managing Director



                                 CREDIT LYONNAIS NEW YORK BRANCH


                                 By:               /s/ CHARLES HEIDSIECK
                                          -------------------------------------
                                 Name:    Charles Heidsieck
                                 Title:   Senior Vice President

                                 CREDIT SUISSE FIRST BOSTON


                                 By:               /s/ CHRISTOPHER LALLY
                                          -------------------------------------
                                 Name:    Christopher Lally
                                 Title:   Vice President

                                 By:               /s/ JENNIFER A. PIEZA
                                          -------------------------------------
                                 Name:    Jennifer A. Pieza
                                 Title:   Associate

                                 DEUTSCHE BANK TRUST COMPANY AMERICAS


                                 By:               /s/ DIANE F. ROLFE
                                          -------------------------------------
                                 Name:    Diane F. Rolfe
                                 Title:   Vice President

                                 By:               /s/ SCOTTYE LINDSEY
                                          -------------------------------------
                                 Name:    Scottye Lindsey
                                 Title:   Vice President

                                 EATON VANCE CDO IV, LTD.,

                                 By:      Eaton Vance Management, as Investment
                                          Advisor

                                 By:               /s/ PAYSON F. SWAFFIELD
                                          -------------------------------------
                                 Name:    Payson F. Swaffield
                                 Title:   Vice President

                                 EATON VANCE CDO III, LTD.

                                 By:      Eaton Vance Management, as Investment
                                          Advisor


                                 By:               /s/ PAYSON F. SWAFFIELD
                                          -------------------------------------
                                 Name:    Payson F. Swaffield
                                 Title:   Vice President



                                 EATON VANCE CDO II, LTD.

                                 By:      Eaton Vance Management, as Investment
                                          Advisor


                                 By:               /s/ PAYSON F. SWAFFIELD
                                          -------------------------------------
                                 Name:    Payson F. Swaffield
                                 Title:   Vice President



                                 EATON VANCE SENIOR INCOME TRUST

                                 By:      Eaton Vance Management, as Investment


                                 By:               /s/ PAYSON F. SWAFFIELD
                                          -------------------------------------
                                 Name:    Payson F. Swaffield
                                 Title:   Vice President



                                 1888 FUND, LTD.


                                 By:               /s/ TODD BOEHLY
                                          -------------------------------------
                                 Name:    Todd Boehly
                                 Title:   Managing Director

                                 ELC (CAYMAN) LTD.

                                 By:      David L. Babson & Company Inc., as
                                          Collateral Manager


                                 By:               /s/ MARY ANN MCCARTHY
                                          -------------------------------------
                                 Name:    Mary Ann McCarthy
                                 Title:   Managing Director



                                 ELC (CAYMAN) LTD. CDO SERIES 1999-I

                                 By:      David L. Babson & Company Inc., as
                                          Collateral Manager


                                 By:               /s/ MARY ANN MCCARTHY
                                           ------------------------------------
                                 Name:    Mary Ann McCarthy
                                 Title:   Managing Director



                                 ELC (CAYMAN) LTD. 1999-II

                                 By:      David L. Babson & Company Inc., as
                                          Collateral Manager


                                 By:               /s/ MARY ANN MCCARTHY
                                          -------------------------------------
                                 Name:    Mary Ann McCarthy
                                 Title:   Managing Director



                                 ELC (CAYMAN) LTD. 2000-I

                                 By:      David L. Babson & Company Inc., as
                                          Collateral Manager


                                 By:               /s/ MARY ANN MCCARTHY
                                          -------------------------------------
                                 Name:    Mary Ann McCarthy
                                 Title:   Managing Director

                                 ELF FUNDING TRUST III

                                 By: New York Life Investment Management, LLC, as Attorney-in-Fact


                                 By:               /s/ ROBERT H. DIAL
                                          -------------------------------------
                                 Name:    Robert H. Dial
                                 Title:   Vice President



                                 NEW YORK LIFE INSURANCE AND ANNUITY
                                 CORPORATION

                                 By: New York Investment Management, LLC, its Investment Manager


                                 By:               /s/ ROBERT H. DIAL
                                          -------------------------------------
                                 Name:    Robert H. Dial
                                 Title:   Vice President



                                 FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND


                                 By:                /s/ FRANCIS V. KNOX, JR.
                                           ------------------------------------
                                 Name:    Francis V. Knox, Jr.
                                 Title:   Assistant Treasurer



                                 FIRST DOMINION FUNDING I


                                 By:               /s/ ANDREW H. MARSHAK
                                          -------------------------------------
                                 Name:    Andrew H. Marshak
                                 Title:   Authorized Signatory

                                 FIRST DOMINION FUNDING III


                                 By:               /s/ ANDREW H. MARSHAK
                                          -------------------------------------
                                 Name:    Andrew H. Marshak
                                 Title:   Authorized Signatory



                                 FLEET NATIONAL BANK


                                 By:               /s/ GORDON B. COUGHLIN
                                          -------------------------------------
                                 Name:    Gordon B. Coughlin
                                 Title:   Vice President



                                 GALAXY CLO:  1999-1, LTD.


                                 By:               /s/ THOMAS G. BRANDT
                                          -------------------------------------
                                 Name:    Thomas G. Brandt
                                 Title:   Managing Director



                                 GENERAL ELECTRIC CAPITAL CORPORATION


                                 By:               /s/ JANET K. WILLIAMS
                                          -------------------------------------
                                 Name:    Janet K. Williams
                                 Title:   Duly Authorized Signatory

                                 PENSION INVESTMENT COMMITTEE OF GENERAL MOTORS FOR GENERAL MOTORS EMPLOYEES DOMESTIC GROUP PENSION TRUST


                                 By:               /s/ JOHN P. O'REILLY, JR.
                                          -------------------------------------
                                 Name:    John P. O'Reilly, Jr.
                                 Title:   Executive Vice President



                                 SANKATY ADVISORS, LLC as Collateral Manager for Great Point CLO 1999-1 Ltd., as Term Lender


                                 By:               /s/ DIANE J. EXTER
                                          -------------------------------------
                                 Name:    Diane J. Exter
                                 Title:   Managing Director
                                          Portfolio Manager



                                 HANOVER SQUARE CLO LTD.

                                 By:      Blackstone Debt Advisors L.P. as
                                          Attorney-in-Fact


                                 By:               /s/ DEAN CRIARES
                                          -------------------------------------
                                 Name:    Dean Criares
                                 Title:   Managing Director



                                 ING INVESTMENTS, LLC


                                 By:               /s/ MICHAEL PRINCE
                                          -------------------------------------
                                 Name:    Michael Prince, CFA
                                 Title:   Vice President

                                 PILGRIM AMERICA HIGH INCOME INVESTMENTS LTD.

                                 By:      ING Investments, LLC, as its
                                          investment manager


                                 By:               /s/ MICHAEL PRINCE
                                          -------------------------------------
                                 Name:    Michael Prince, CFA
                                 Title:   Vice President



                                 ML CLO XX PILGRIM AMERICA (CAYMAN) LTD

                                 By:      ING Investments, LLC, as its
                                          investment manager


                                 By:               /s/ MICHAEL PRINCE
                                          -------------------------------------
                                 Name:    Michael Prince, CFA
                                 Title:   Vice President



                                 PILGRIM CLO 1999-1 LTD

                                 By:      ING Investments, LLC as its
                                          investment manager


                                 By:               /s/ MICHAEL PRINCE
                                          -------------------------------------
                                 Name:    Michael Prince, CFA
                                 Title:   Vice President

                                 ING PRIME RATE TRUST

                                 By:      ING Investments, LLC as its
                                          investment manager


                                 By:               /s/ MICHAEL PRINCE
                                          -------------------------------------
                                 Name:    Michael Prince, CFA
                                 Title:   Vice President



                                 SEQUILS - PILGRIM I, LTD

                                 By:      ING Investments, LLC as its
                                          investment manager


                                 By:               /s/ MICHAEL PRINCE
                                          -------------------------------------
                                 Name:    Michael Prince, CFA
                                 Title:   Vice President



                                 J. H. WHITNEY MARKET VALUE FUND, L.P.


                                 By:               /s/ MARC S. DIAGONALE
                                          -------------------------------------
                                 Name:    Marc S. Diagonal
                                 Title:   Authorized Signatory



                                 K2H SOLEIL-2 LLC


                                 By:               /s/ ROWENA SMITH
                                          -------------------------------------
                                 Name:    Rowena Smith
                                 Title:   Authorized Agent

                                 LCM I LIMITED PARTNERSHIP

                                 By:      Lyon Capital Management, LLC, as
                                          Attorney-in-Fact


                                 By:               /s/ FARBOUD TAVANGAR
                                          -------------------------------------
                                 Name:    Farboud Tavangar
                                 Title:   Senior Portfolio Manager



                                 LIBERY FLOATING RATE ADVANTAGE FUND

                                 By:      Stein Roe & Farnham Incorporated,
                                          as Advisor


                                 By:               /s/ JAMES R. FELLOWS
                                          -------------------------------------
                                 Name:    James R. Fellows
                                 Title:   Senior Vice President and Portfolio
                                          Manager



                                 LONG LANE MASTER TRUST IV

                                 By:      Fleet National Bank as Trust
                                          Administrator


                                 By:               /s/ ROGER ACKERMAN
                                          -------------------------------------
                                 Name:    Roger Ackerman
                                 Title:   Director



                                 MAGMA CDO LTD


                                 By:               /s/ KAITLIN TRINH
                                          -------------------------------------
                                 Name:    Kaitlin Trinh
                                 Title:   Fund Controller

                                 MASSMUTUAL HIGH YIELD PARTNERS II, LLC

                                 By:      HYP Management, Inc. as Managing
                                          Member


                                 By:               /s/ MARY ANN MCCARTHY
                                          -------------------------------------
                                 Name:    Mary Ann McCarthy
                                 Title:   Managing Director



                                 MOUNTAIN CAPITAL CLO 1 LTD


                                 By:               /s/ DARREN P. RILEY
                                          -------------------------------------
                                 Name:    Darren P. Riley
                                 Title:   Director



                                 MOUNTAIN CAPITAL CLO 11 LTD


                                 By:               /s/ DARREN P. RILEY
                                          -------------------------------------
                                 Name:    Darren P. Riley
                                 Title:   Director



                                 OXFORD STRATEGIC INCOME FUND

                                 By:      Eaton Vance Management as Investment
                                          Advisor


                                 By:               /s/ PAYSON F. SWAFFIELD
                                          -------------------------------------
                                 Name:    Payson F. Swaffield
                                 Title:   Vice President

                                 PB CAPITAL CORPORATION, as a Lender


                                 By:               /s/ JEFFREY FROST
                                          -------------------------------------
                                 Name:    Jeffrey Frost
                                 Title:   Managing Director/Portfolio Management


                                 By:               /s/ ANDREW SHIPMAN
                                          -------------------------------------
                                 Name:    Andrew Shipman
                                 Title:   Assistant Vice President/Portfolio
                                          Management



                                 PERSEUS CDO I LIMITED

                                 By: David L. Babson & Company Inc. under delegated authority from Massachusetts Mutual Life Insurance Company as Portfolio Manager


                                 By:               /s/ MARY ANN MCCARTHY
                                          -------------------------------------
                                 Name:    Mary Ann McCarthy
                                 Title:   Managing Director



                                 PPM SHADOW CREEK FUNDING LLC


                                 By:               /s/ ANN E. MORRIS
                                          -------------------------------------
                                 Name:    Ann E. Morris
                                 Title:   Assistant Vice President



                                 PROVIDENT BANK OF MARYLAND


                                 By:               /s/ SAMUEL B. BAYNE, JR.
                                          -------------------------------------
                                 Name:    Samuel B. Bayne, Jr.
                                 Title:   Vice President

                                 SANKATY ADVISORS, LLC as Collateral Manager for Race Point CLO, Limited, as Term Lender


                                 By:               /s/ DIANE J. EXTER
                                          --------------------------------------
                                 Name:    Diane J. Exter
                                 Title:   Manager Director

                                          Portfolio Manager



                                 SENIOR DEBT PORTFOLIO

                                 By:      Boston Management and Research as
                                          Investment Advisor


                                 By:               /s/ PAYSON F. SWAFFIELD
                                          --------------------------------------
                                 Name:    Payson F. Swaffield
                                 Title:   Vice President



                                 SIMSBURY CO., LIMITED

                                 By: David L. Babson & Company, Inc. under delegated authority from Massachusetts Mutual Life Insurance Company as Collateral Manager


                                 By:               /s/ MARY ANN MCCARTHY
                                          --------------------------------------
                                 Name:    Mary Ann McCarthy
                                 Title:   Managing Director



                                 STANWICH LOAN FUNDING LLC


                                 By:               /s/ ANN E. MORRIS
                                          --------------------------------------
                                 Name:    Ann E.Morris
                                 Title:   Assistant Vice President

                                 STEIN ROE & FARNHAM CLO I LTD.

                                 By: Stein Roe & Farnham Incorporated, as Portfolio Manager


                                 By:               /s/ JAMES R. FELLOWS
                                          --------------------------------------
                                 Name:    James R. Fellows
                                 Title:   Senior Vice President and Portfolio
                                          Manager



                                 STEIN ROE FLOATING RATE LIMITED LIABILITY
                                 COMPANY

                                 By:      Stein Roe & Farnham Incorporated, as
                                          Advisor


                                 By:               /s/ JAMES R. FELLOWS
                                          --------------------------------------
                                 Name:    James R. Fellows
                                 Title:   Senior Vice President and Portfolio
                                          Manager



                                 TORONTO DOMINION (NEW YORK), INC.


                                 By:               /s/ SUSAN K. STRONG
                                          --------------------------------------
                                 Name:    Susan K. Strong
                                 Title:   Vice President

                                 TUSCANY CDO, LIMITED

                                 By:      PPM America, Inc., as Collateral
                                          Manager


                                 By:               /s/ DAVID C. WAGNER
                                          --------------------------------------
                                 Name:    David C. Wagner
                                 Title:   Managing Director



                                 WHITNEY PRIVATE DEBT FUND, LP


                                 By:               /s/ MARC S. DIAGONALE
                                          --------------------------------------
                                 Name:    Marc S. Diagonale
                                 Title:   Authorized Signatory

                           ACKNOWLEDGMENT AND CONSENT

     Each of the undersigned hereby acknowledges and consents to the foregoing Third Amendment and hereby acknowledges and confirms its obligations under the Guarantee and Collateral Agreement, dated as of August 17, 1999, and all other Loan Documents, including, without limitation, as such documents have been heretofore amended or modified, and, to the extent permitted by applicable law, as may be further amended or modified from time to time.

                                     CONCENTRA BERKS LANCASTER, L.L.C.



                                     By:     /s/ Thomas E. Kiraly
                                            ------------------------------
                                     Name:  Thomas E. Kiraly
                                     Title: Vice President



                                     CONCENTRA HEALTH SERVICES, INC.



                                     By:     /s/ Thomas E. Kiraly
                                            ------------------------------
                                     Name:  Thomas E. Kiraly
                                     Title: Executive Vice President



                                     CONCENTRA INC.



                                     By:     /s/ Thomas E. Kiraly
                                             ------------------------------
                                     Name:  Thomas E. Kiraly
                                     Title: Executive Vice President



                                     CONCENTRA IOWA, L.L.C.



                                     By:     /s/ Thomas E. Kiraly
                                            ------------------------------
                                     Name:  Thomas E. Kiraly
                                     Title: Vice President

                                     CONCENTRA MANAGED CARE BUSINESS TRUST

                                     By:     /s/ Thomas E. Kiraly
                                            ------------------------------
                                     Name:  Thomas E. Kiraly
                                     Title: Authorized Agent

                                     CONCENTRA MANAGED CARE SERVICES, INC.



                                     By:     /s/ Thomas E. Kiraly
                                            ------------------------------
                                     Name:  Thomas E. Kiraly
                                     Title: Executive Vice President



                                     CONCENTRA MANAGEMENT SERVICES, INC.



                                     By:     /s/ Thomas E. Kiraly
                                            ------------------------------
                                     Name:  Thomas E. Kiraly
                                     Title: Vice President



                                     CONCENTRA OPERATING CORPORATION



                                     By:     /s/ Thomas E. Kiraly
                                            ------------------------------
                                     Name:  Thomas E. Kiraly
                                     Title: Executive Vice President



                                     CONCENTRA PREFERRED BUSINESS TRUST



                                     By:     /s/ Thomas E. Kiraly
                                            ------------------------------
                                     Name:  Thomas E. Kiraly
                                     Title: Executive Vice President and Chief
                                            Financial Officer



                                     CONCENTRA PREFERRED SYSTEMS, INC.



                                     By:     /s/ Thomas E. Kiraly
                                            ------------------------------
                                     Name:  Thomas E. Kiraly
                                     Title: Executive Vice President

                                     CRA MANAGED CARE OF WASHINGTON, INC.



                                     By:     /s/ Thomas E. Kiraly
                                            ------------------------------
                                     Name:  Thomas E. Kiraly
                                     Title: Vice President



                                     CRA-MCO, INC.



                                     By:     /s/ Thomas E. Kiraly
                                            ------------------------------
                                     Name:  Thomas E. Kiraly
                                     Title: Executive Vice President and Chief
                                            Financial Officer

                                     DRUG FREE CONSORTIUM, INC.



                                     By:     /s/ Thomas E. Kiraly
                                            ------------------------------
                                     Name:  Thomas E. Kiraly
                                     Title: Vice President



                                     FIRST NOTICE SYSTEMS, INC.



                                     By:     /s/ Thomas E. Kiraly
                                            ------------------------------
                                     Name:  Thomas E. Kiraly
                                     Title: Vice President



                                     FOCUS HEALTHCARE BUSINESS TRUST



                                     By:     /s/ Thomas E. Kiraly
                                            ------------------------------
                                     Name:  Thomas E. Kiraly
                                     Title: Authorized Agent



                                     FOCUS HEALTHCARE MANAGEMENT, INC.



                                     By:     /s/ Thomas E. Kiraly
                                            ------------------------------
                                     Name:  Thomas E. Kiraly
                                     Title: Vice President



                                     HEALTHNETWORK SYSTEMS L.L.C.



                                     By:     /s/ Thomas E. Kiraly
                                            ------------------------------
                                     Name:  Thomas E. Kiraly
                                     Title: Vice President

                                     HILLMAN CONSULTING, INC.



                                     By:     /s/ Thomas E. Kiraly
                                            ------------------------------
                                     Name:  Thomas E. Kiraly
                                     Title: Vice President



                                     MEDICAL NETWORK SYSTEMS, L.L.C.



                                     By:     /s/ Thomas E. Kiraly
                                            ------------------------------
                                     Name:  Thomas E. Kiraly
                                     Title: Vice President



                                     METRACOMP, INC.



                                     By:    /s/ Thomas E. Kiraly
                                            ------------------------------
                                     Name:  Thomas E. Kiraly
                                     Title: Vice President



                                     NATIONAL HEALTHCARE RESOURCES, INC.



                                     By:     /s/ Thomas E. Kiraly
                                            ------------------------------
                                     Name:  Thomas E. Kiraly
                                     Title: Vice President



                                     NHR MICHIGAN, INC.



                                     By:     /s/ Thomas E. Kiraly
                                            ------------------------------
                                     Name:  Thomas E. Kiraly
                                     Title: Vice President



                                     NHR WASHINGTON, INC.

                                     By:     /s/ Thomas E. Kiraly
                                            ------------------------------
                                     Name:  Thomas E. Kiraly
                                     Title: Vice President



                                     OCCUCENTERS I, L.P.



                                     By:    Concentra Health Services Inc., as
                                            its General Partner

                                            By:   /s/ Thomas E. Kiraly
                                                  ------------------------------
                                            Name:  Thomas E. Kiraly
                                            Title: Executive Vice President



                                     OCI HOLDINGS, INc.



                                     By:     /s/ Thomas E. Kiraly
                                            ------------------------------
                                     Name:  Thomas E. Kiraly
                                     Title: Vice President